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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)        February 11, 2000
                                                    ---------------------------



                             PS Group Holdings, Inc.
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               (Exact Name of Registrant as Specified in Charter)



          Delaware                    1-7141                         33-0692068
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(State or Other                    (Commission               (IRS Employer
Jurisdiction of Incorporation)     File Number)              Identification No.)



      4370 La Jolla Village Drive, Suite 1050, San Diego, California 92122
                    (Address of Principal Executive Offices)



Registrant's telephone number, including area code   (858) 642-2999
                                                     --------------------------



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          (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events.
---------------------

         On February 11, 2000, PS Group Holdings, Inc. (the "Company") filed and began to mail its definitive proxy statement relating to a special meeting of its stockholders to be held on March 13, 2000, to consider and vote on the proposed merger with PSG Acquisition, Inc., a newly formed corporation wholly-owned by Heritage Air Holdings Statutory Trust, which was announced on December 20, 1999 and reported by the Company in a current report on 8-K filed on December 22, 1999 (the "Merger"). The proxy statement, among other things, describes certain agreements between the Company's subsidiary, PS Group, Inc. ("PSG") and three of the Company's and PSG's senior executives (the "Executive Agreements"). This report is being filed to put on record the Executive Agreements in advance of the time that they would otherwise be filed and, if the proposed Merger were to close prior to the required filing date of the Company's next periodic report, would never be required to be filed.

Item 7.  Financial Statements and Exhibits.
------------------------------------------

         (c)      Exhibits.

         Exhibit 10.1 Amended and Restated Separation Agreement between PS Group, Inc. and Charles E. Rickershauser, Jr., restated as of February 4, 2000 and effective as of December 18, 1999.

         Exhibit 10.2 Restated Executive Retirement Agreement between PS Group, Inc. and Charles E. Rickershauser, Jr., effective as of December 18, 1999.

         Exhibit 10.3 Employment Agreement between PS Group, Inc. and Lawrence
A. Guske effective as of December 18, 1999.

         Exhibit 10.4 Amended and Restated Bonus Agreement between Lawrence A. Guske and PS Group, Inc. restated as of February 4, 2000 and effective as of December 18, 1999.

         Exhibit 10.5 Amended and Restated Consulting Agreement between PS Group, Inc. and Johanna Unger dated as of December 18, 1999 and restated as of February 4, 2000.

         Exhibit 10.6 Amended and Restated Separation Agreement between PS Group, Inc. and Johanna Unger, restated as of February 4, 2000 and effective as of December 18, 1999.

                                       2
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         Exhibit 10.7 Letter to Heritage Air Holdings Statutory Trust from PS
Group Holdings, Inc. dated February 4, 2000 regarding coverage provided by the SERP insurance policy.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             PS Group Holdings, Inc.
                                                  (Registrant)

Date     February 11, 2000                   By /s/ L.A. Guske
     -------------------------------           --------------------------------
                                                     Lawrence A. Guske
                                             Vice President-Finance and Chief
                                             Financial Officer and Authorized
                                             Officer of the Registrant

                                       3
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                                  EXHIBIT INDEX

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
Exhibit 10.1 Amended and Restated Separation Agreement between PS Group, Inc. and Charles E. Rickershauser, Jr., restated as of February 4, 2000 and effective as of December 18, 1999.

--------------------------------------------------------------------------------

Exhibit 10.2 Restated Executive Retirement Agreement between PS Group, Inc. and Charles E. Rickershauser, Jr., effective as of December 18, 1999.

--------------------------------------------------------------------------------

Exhibit 10.3 Employment Agreement between PS Group, Inc. and Lawrence A. Guske effective as of December 18, 1999.

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Exhibit 10.4  Amended and Restated Bonus Agreement between Lawrence A. Guske and
              PS Group, Inc. restated as of February 4, 2000 and effective as of December 18, 1999.

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Exhibit 10.5  Amended and Restated Consulting Agreement between PS Group, Inc.
              and Johanna Unger dated as of December 18, 1999 and restated as of February 4, 2000.

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Exhibit 10.6  Amended and Restated Separation Agreement between PS Group, Inc.
              and Johanna Unger, restated as of February 4, 2000 and effective as of December 18, 1999.

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Exhibit 10.7  Letter to Heritage Air Holdings Statutory Trust from PS Group
              Holdings, Inc. dated February 4, 2000 regarding coverage provided by the SERP insurance policy.
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